UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2006
                                                         ----------------

                                  ZUNICOM, INC.
             (Exact name of Registrant as specified in its Charter)


              Texas                     0-27210               75-2408297
 ------------------------------     ---------------       ------------------
(State or other jurisdiction of    (Commission File         (IRS Employer
          incorporation)                Number)           Identification No.)



           1720 Hayden Road
           Carrollton, Texas                         75006
 --------------------------------------          --------------
(Address Of Principal Executive Offices)           (Zip Code)

        Registrant's telephone number, including area code (469) 892-1200
                                                           --------------






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written  communications  pursuant to Rule 425 under the  Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On October 25, 2006, John C. Rudy and David C. Parke were elected to the Board of Directors of the Company.

         The press release issued by the Company on October 26, 2006 related hereto is furnished as Exhibit 99.1 to this Current Report on Form 8-K.



Item 9.01: Financial Statements and Exhibits

    (d) Exhibits.


           Exhibit
             No.       Description
            99.1       Press release dated October 26, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Zunicom, Inc
                                  (Registrant)


Dated:  October 27, 2006                    By:  /s/ Julie Sansom-Reese
                                                 ----------------------
                                                 Name:    Julie Sansom-Reese
                                                Title:   Chief Financial Officer